Exhibit 10.13

THIRD AMENDMENT

TO

AMENDED AND RESTATED LEASE AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT (this “Third Amendment”), made as of October 1, 2021 (the “Effective Date”), is by and between Sanford Health, a South Dakota non-profit corporation, hereinafter called “Landlord,” and SAB Biotherapeutics, Inc., a Delaware corporation, hereinafter called “Tenant.”

WITNESSETH

WHEREAS, the parties entered into an Amended and Restated Lease Agreement, dated September 1, 2019 (as amended, the “Lease”); and,

WHEREAS, the Leased Premises currently consists of 29,248 square feet; and

WHEREAS, the parties now seek, among other matters, to amend the Lease to provide Tenant with additional space, as more fully set forth below.

NOW THEREFORE, the parties agree as follows:

1.
Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord the additional spaces noted below:

Approximately 2,873 square feet of additional space in the North Storage Area (as depicted on Exhibit A;

Approximately 597 square feet in Lab Pod 4-1A (interior and exterior) (as depicted on Exhibit A);

Approximately 175 square feet of cubicles on the 2nd floor (as depicted on Exhibit A); and

Approximately 390 square feet for a 78’ x 5’ buffer on the south side of the West Bay Fenced Area (as depicted on Exhibit A),

the total of said space equaling 4,035 square feet and shall be included within the definition of “Leased Premises.” As of the Effective Date, the Leased Premises consists of 33,283 square feet.

2.
The parties acknowledge and agree that the Annual Rent is $25.27 per square foot and that the Annual Rent payable from and after the Effective Date until increased pursuant to the terms of the Lease includes the additional space set forth in Section 1 above, for a total of $841,061.41 annually/$70,088.45 monthly.

3.
Article 6, Section 1 is hereby deleted in its entirety and the following inserted in lieu thereof:

1

Section 1. Landlord shall pay for all heating, air conditioning, electricity, janitorial services, gas, water and sewer charges used in the Leased Premises throughout the Term of this Lease. Tenant shall be responsible for all other utility services, including without limitation internet and telephone services, with such telephone, internet and network equipment to be installed in currently established network closets, with Landlord to escort Tenant and/or its provider(s) for access thereto. Tenant agrees to communicate and work with, and to cause its internet and telephone service provider to communicate and work with, Landlord’s IT Department to have such internet and telephone services properly installed and maintained on the Leased Premises as set forth above, it being understood and agreed that Tenant’s internet and telephone service shall connect to Landlord’s cable infrastructure, the cost of which is included in the Annual Rent, and that Landlord shall be engaged by Tenant and/or its provider(s) to run any new cable as part of the infrastructure.

4.
Exhibit A to the Lease is hereby deleted in its entirety and replaced with Exhibit A attached hereto, and incorporated fully herein by this reference.

5.
Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in the Lease.

6.
Except as modified by this Third Amendment, the terms and conditions of the Lease remain in full force and effect.

IN WITNESS WHEREOF, this Third Amendment is executed as of the Effective Date set forth above.

SANFORD HEALTH

By__/s/_Michelle Micka____________

Michelle Micka

EVP, CFO & Treasurer

SAB BIOTHERAPEUTICS, INC.

By_/s/ Eddie Sullivan_______________

Its_President/CEO________________

EXHIBIT A

Leased Premises

2214 Tamara Ledeboer
2215 Kurt Griffin
2213 Mike Reuter/ Donna Houck
2216 Camille Parker
2211 Lora Black
2210 Andrew Cardillo
2209 Jill Weimer
2208 Kyle Roux
2207 Erin Miller
2206 Nathan Mellema
2205 Sharon Hunt
2204 Black Pearl Room
2203 Chun-Hung Chan
2202 Golden Hind Room
2201 Perryman Room
2223 Ben Forred
2224 Data Closet
2212I Brittany Lightner
2212J Marjorie Gabriel
2212H Lindsey Compson
2212K Erin Mulvany
2212G Heather Parsons
2212L Rachel Lueth
2212F Megan Breitag
2212M Rhonda Hinsch
2212E Justin Smith
2212N Jay Bethke
2212D
2212O Heather Eichacker
2212C
2212P Alyssa Mendel
2212B
2212Q Paulie Gill
2212R
2217 Clarence Weis
2233 Elisha Jastram
2218 Becky Heisinger
2232 Solomon Adu/David Sturdevant
2219 Jennifer Weiss
2220 Jecinta Scott
2229 Custodian Closet
2221 Emily Griese
2226 Paola Vermeer
2222 Tiffany Facile
2225 Pilar de la Puente
2234 Alexei Savinov
2235 Jianning Tao
2236 Peter Vitiello
2237 Lance Lee
2238
CTRL + Click to select
Data Closet
2244
2245 Randolph Faustino
2246 Kamesh Surendran
2247 Michelle Baack
2248 Arielle Selya
2228 Keith Miskimins
2255
2249 Indra Chandrasekar
2257 Valerie Bares
2254 Steven Powell
2250 Sam Milanovich
2258 Attila Kovacs
2252 Chad Spanos
2251 Santiago Lopez
2250G Anna Simonson
2250H Ann Mays
2250F Michaela Sieber
2250I Alyson Becker
2250E Drake Anshutz
2250J Tess Weber
2250D Angela Vanvelldhuizen
2250K
2250C Amanda Mensing
2250L Jaymi Russo
2250B Char Green
2250M Jamie Messerli
2250A Jessica Heinzmann
2250N Rebecca Lustfield
2250R Gesine Ebarth
2250Q
2250P Cheryl Stansbury
2250O Susan Kroger
2242 Touch Down cubicles
2243 Thayne Munce/Lisa MacFadden
2260 DenYelle Kenyon
2259 Innovation Room
2258 Storage/ Lactation Room #2
2261
2262 Susan Hoover
2265 Arielle Deutsch
2266 Storage/ Lactation Room #3
2269 Data Closet
2369 Data Closet
2368 Discovery Room
2366 Tyler Remund/ Rick Evans
2367 Kristi Egland
2365 Deb Langstratt
2364 Amy Baete
2363 Thomas Luke
Row A:
Row B:
Row C:
Row D:
Biobank
G1 Katie Jensen
G4 Suzanne Letcher
G2 Donna Hardie
G5 FIT interns
G3 Anna Stahl
G6 Shelby Braun
G7 Colette Free
G10 Sarah Hague
G8 Christie Ellison
G11 Jan Wernisch
G9 Tabatha Lemke
G12 Jenna Hove
G13 Linda Roemen
G14 Rachel Paulson
G15 Shelly Sprenger
2382 Jenny Palmer
2381 Melanie Nichols
2380 Patrick Manley
2379 Melissa Bien
2383 Christoph Bausch
2384 Michael Starmach
2385 Hua Wu
2386 Eddie Hamilton
2372 JDRF Tammy Beintema
2373 Laura Murphy/ Open
2374 Melissa Ullerich
2375 Synergy Room
2376 Jake Miles/ Peter Boerema
2377 Cindy Sherrill
2378 Eddie Sullivan
Row E
F1 Renee Schlievelbein
F2 Teresa Speiser
F3 Angela Robinson
F4 Hold CR
F5 Molly Bobbit
Robin Chandil
F17 Elizabeth Noonan
F18 Rebecca Jones
Kathia Healey
New cubicles
1st Floor Suite 1017
1017D Brandon Whipple
1017A Carrie Janssen/ Megan Carlson
1017C Kevin Krogman
1017B Joseph Glasford

Purple shading = Tenant's space
Yellow shading = Shared space

1003
LARF Storage
Biobank Storage
Biobank Freezers
1001
1002 corridor
1006
1007
1004 North Break Room
1004A
1011
1012
1013
1015
1016 corridor
1017
1019
1018
1232
1233
1242
1234
1236
1237
1230 Autoclave
1240 corridor
1235
1238
1231A
1231
1241
1244 corridor
1243
1245
1025 Coyote Room
1024A
1024
1029 corridor
1020 corridor
1033 corridor
LOCKED STORAGE
FISHER CORE
1260A
1260B
1260 PROMISE LAB
0-3
0-2
0-1
1-5 B
1-5 A
1-4 B
1-4 A
1-3 B
1-3 A
1-2 B
1-2 A
1-1 B
1-1 A
2-5 B
2-5 A
2-4 B
2-4 A
2-3 B
2-3 A
2-2 B
2-2 A
2-1 B
2-1 A
3-4 B
3-5 A
3-4 B
3-4 A
3-3 B
3-3 A
3-2 B
3-2 A
3-1 B
3-1 A
4-5 B
4-5 A
4-4 B
4-4 A
4-3 B
4-3 A
4-2 B
4-2 A
4-1 B
4-1 A
WALK IN FREEZER
STORAGE
Buffer
CLEAN RM.
1261
1030
1031
1250
1251
1252
1253
1254
1056
1051
1052 corridor
1040
1042
1043
1050
1044
1045
1054
1055
1053
1060 CORE
1058
1061
1062
1059
1064
1063
FLOOR PLAN NOT GUARANTEED TO FIELD VERIFICATION IS REQUIRED

Purple shading = Tenant's space
Yellow shading = Shared space